Exhibit 10.1 - Agreement of Assets Replacement Attachment
(Conformed Signatures)
Place of Signing: Lanzhou China

Party A:	Gansu YaSheng Salt Industrial Group Co., Ltd.

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Ye Dong

Party B:	Gansu Asia-America Trade Co., Ltd. (also translated as “Gansu Yasheng America Trade Co., Ltd.”)

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Haiyun Zhuang

Party C:	Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd

Address:	No. 65 Jiefang Rd, Jinta County, Gansu Province

Legal Representative:	Zhiguo Ren

Considering that: YaSheng Group is a US company registered at 805 Veterans Blvd., Suite 228, Redwood City, CA 94063, which reports to The U.S. Securities and Exchange Commission (SEC) in accordance to the Securities Exchange Act of 1934 Article 13 or 15(d). It is a Party A's holding subsidiary.  Party B is YaSheng Group's wholly owned subsidiary operating in China, Party C is Party A's wholly owned subsidiary.

Considering that: In 2010, Party B signed a series of entrusted management with the following seven entities:

Gansu Tiaoshan Agricultural Industrial Commercial Group Co., Ltd.

Gansu Hongtai Agricultural Technology Co., Ltd.

Gansu Xiaheqing Industrial Co., Ltd.

Gansu Jinta Hengsheng Agricultural Development Co., Ltd.

Gansu Jinta Xingsheng Industrial Co., Ltd.

Gansu Jinta Yongsheng Agricultural Development Company

Gansu Jinta Yuantai Commercial Trading Co., Ltd

Under the lead of Party A, all parties have agreed to the replacement of assets: Party B and C have agreed to a single unified swap transaction whereby Party B shall assign, convey and transfer to Party C all its rights and obligations arising from and in connection with seven long-term management rights (the “Management Rights”)  and that Party C shall, in exchange for the receipt of such Management Rights, assign, convey and transfer to Party B all its rights and obligations arising from and in connection with five agricultural lease management rights (the “Lease Management Rights”).  The exchange of the Management Rights and the Lease Management Rights is hereafter referred to as the “Swap”.  The Swap is undertaken to optimize the group's internal structure and to bring it to a significant leap in its business.

Hence, all parties agree to the following:

1.           Party B agrees to transfer all of Party B’s rights and obligations under the Management Rights and transfers all of B’s rights and obligations under the Management Rights to Party C.  Details of the Agreement for the Alteration of Parties Pertaining to the Entrusted Management Protocol can be found in attachment #1.

2.           Party C agrees to accept the assignment of rights and obligations under the Management Rights and, as consideration for and in exchange for the receipt of those Management Rights, Party C agrees to transfer all of Party C’s rights and obligations under the Lease Management Rights to Party B.

3.           Pursuant to the Swap, therefore, Party B will have the management right of the assets of the waxberry plantation, broccoli plantation, honey orange plantation and bamboo plantation, etc.

4.           Pursuant to the Swap, Party B will be swapping out the assets and liabilities as reflected in its most recent balance sheet filed on form 10K with the U.S. securities and exchange Commission to Party C, and receiving as part of the Swap, the assets and liabilities of Party C, as reflected on the balance sheet dated Dec 31, 2014 set forth in the information statement under heading ''assets swapped in" mailed to its shareholders on December 9, 2015.

5.           Independent asset appraisal agencies have been hired to undergo asset appraisal against inflow and outflow assets before the replacement.  All parties consent to the result of appraisal and agree that the Management Rights and the Lease Management Rights are approximately of equivalent value.

6.           The accounted replacement of assets are agreed and authorized by the respective boards of directors of Party C and Party B.

7.           Effectiveness of the replacement

A.          The base day of the appraisal is 12/31/2014.

B.          Starting from the effective day as described below in Section 13, the assets shall be transferred to the prescribed party unless stated otherwise in other agreements. The assets, liabilities and business consequences shall be held against the new party.

8.           Promises and commitments

A.          All parties promise that all obligations regarding the assets that are the subject of the Swap will have been realized as of the effective day. Furthermore, all parties shall manage their assets to be replaced, liabilities and business in due manner starting from the base day.

B.          All parties promise that the assets to be exchanged of each party will not have new significant liabilities except for those disclosed in financial statements and those small amount of liabilities in the course of normal business after the base day.

C.          All parties  promise that, as of the effective  day, the assets to be exchanged will not carry pledges, guaranties,  liens or security  interests of any fashion (except for those disclosed in financial statements).

D.          According to Article 1 of the Guiding Catalog of Foreign Invested Industries (2015 edition), the agricultural assets to be transferred to Party B are organic agricultural produce and fruits, which belong to the industries open to foreign investment without restrictions or prohibitions. Party A and C will make sure the assets to be exchanged are in line with national and industrial standards and specifications.

9.           Responsibilities for the breach of agreement

A.          All parties shall be held accountable for the loss of others provided that the prescribed assets to be exchanged are not placed in full amount, and a penalty of 10% of the net value of the assets to be exchanged will be charged.

B.          The exchange of assets being unable to be approved, registered or filed by the government will be deemed force majeure so that there is no legal accountability against each other.

10.         Agreement Termination:

A.          On occasion of significant change at any time up to the effectiveness date as set forth in Section 13, this agreement may be terminated with the consent of all parties through mutual consultation.

B.           On occasion of force majeure at any time up to the effectiveness date as set forth in Section 13, this agreement may be terminated.

11.         Dispute settlement

On occasion of dispute over matters concerning the acceptance and execution of this agreement, all parties should resort to friendly consultation.  However, if consultation fails, any party may file a law suit to the local court that has the jurisdiction over the place of signing.·

12.         Pending issues

All parties may sign supplementary agreements over pending issues.

13.         Effectiveness

This Agreement takes effect upon the signing or stamping by all parties and the receipt by Party B of all five Lease Management Rights and the receipt by Party C of all seven Management Rights that are included as part of the Swap.

14.         This Agreement is signed in six copies. Each party shall keep two copies. Each copy carries equal legal validity.

15.         The attachments are part of the agreement and cannot be used apart. They carry equal legal validity with this agreement.

16.         It is agreed that

Notwithstanding anything to the contrary in this Agreement, the transfer of the seven Management Rights and the related balance sheet to Party C shall not be effective before 21 days after mailing of the information statement describing the Swap to the shareholders of YaSheng Group.

The end of agreement main body followed by signature page

Part A: Gansu YaSheng Salt Chemical Industrial Group Co., Ltd

/s/Ye Dong

Ye Dong

Date: December 29, 2015

Party B: Gansu Asia-America Trade Co., Ltd.

/s/Haiyun Zhuang

Haiyun Zhuang

Date: December 29, 2015

Party C: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd

/s/Zhiguo Ren

 Zhiguo Ren

Date: December 29, 2015

Attachments:

I. AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO THE ENTRUSTED MANAGEMENT PROTOCOL

2. AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO THE AGREEMENT OF CIRCULATION OF LAND

Exhibit 10.1 - Attachment #1 (Conformed Signatures)

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO

THE ENTRUSTED MANAGEMENT PROTOCOL

Party A:	Gansu Asia-America Trade Co., Ltd. (also translated as Gansu Yasheng America Trade Co., Ltd.)

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Haiyun Zhuang

Party B:	Gansu Hongtai Agricultural Technology Co., Ltd.

Address:	Luotuochengxitan, Zhangye City, Gansu Province

Legal Representative:	Binnian Wan

Party C:	Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Address:	No. 65, Jiefang Road, Jinta County, Gansu Province

Legal Representative:	Zhiguo Ren

1.           Based on the fact that:  (A) Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd.; (B) Party A and C have agreed to a single unified swap transaction whereby Party A shall assign, convey and transfer to Party C all its rights and obligations arising from and in connection with seven long-term management rights and that Party C shall, in exchange for the receipt of such management rights, assign, convey and transfer to Party A all its rights and obligations arising from and in connection with five agricultural lease management rights (the “Swap”); and (C) Party A and B entered into the Entrusted Management Protocol on 12/28/2010 (the “Management Agreement”) and the Management Agreement is one of the seven long-term management rights held by Party A that is to be assigned, conveyed and transferred to Party C as part of the Swap.  Now, as a component part of the Swap, Party A, B and C have agreed to alter the parties pertaining to the Management Agreement.  Details are as follows:

A.           Party A and B agree to terminate the Management Agreement.

B.           All parties agree to transfer Party A’s rights and obligations to Party C.

C.           Party B and C agree to sign a new Entrusted Management Protocol.

D.           Party B promises that the original rights and obligations will remain unchanged.

E.           Party C is entitled to Party A’ obligations in the Management Agreement.

F.           This Agreement is signed in six copies.  Each party shall keep two copies.

G.           This Agreement takes effect upon the signing or stamping by all parties and the receipt by Party A of all five replacement agricultural lease management rights that are included as part of the Swap .

The end of agreement main body followed by signature page

Part A: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

Haiyun Zhuang

Date: December 29, 2015

Party B: Gansu Hongtai Agricultural Technology Co., Ltd.

/s/Binnian Wan

Binnian Wan

Date: December 29, 2015

Party C: Gansu YaSheng Agro-Industrial and Commerce (Group) Co., Ltd

/s/Zhiguo Ren

 Zhiguo Ren

Date: December 29, 2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO

THE ENTRUSTED MANAGEMENT PROTOCOL

Party A:	Gansu Asia-America Trade Co., Ltd. (also translated as Gansu Yasheng America Trade Co., Ltd.)

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Haiyun Zhuang

Party B:	Gansu Xiaheqing Industrial Co., Ltd.

Address:	No. 2, Aviation Road, Xiaheqing District, Jiuquan City, Gansu Province

Legal Representative:	Luqing Chen

Party C:	Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Address:	No. 65, Jiefang Road, Jinta County, Gansu Province

Legal Representative:	Zhiguo Ren

1.           Based on the fact that:  (A) Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd.; (B) Party A and C have agreed to a single unified swap transaction whereby Party A shall assign, convey and transfer to Party C all its rights and obligations arising from and in connection with seven long-term management rights and that Party C shall, in exchange for the receipt of such management rights, assign, convey and transfer to Party A all its rights and obligations arising from and in connection with five agricultural lease management rights (the “Swap”); and (C) Party A and B entered into the Entrusted Management Protocol on 12/28/2010 (the “Management Agreement”) and the Management Agreement is one of the seven long-term management rights held by Party A that is to be assigned, conveyed and transferred to Party C as part of the Swap.  Now, as a component part of the Swap, Party A, B and C have agreed to alter the parties pertaining to the Management Agreement.  Details are as follows:

A.           Party A and B agree to terminate the Management Agreement.

B.           All parties agree to transfer Party A’s rights and obligations to Party C.

C.           Party B and C agree to sign a new Entrusted Management Protocol.

D.           Party B promises that the original rights and obligations will remain unchanged.

E.           Party C is entitled to Party A’ obligations in the Management Agreement.

F.           This Agreement is signed in six copies.  Each party shall keep two copies.

G.           This Agreement takes effect upon the signing or stamping by all parties and the receipt by Party A of all five replacement agricultural lease management rights that are included as part of the Swap.

The end of agreement main body followed by signature page

Part A: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

 Haiyun Zhuang

Date: December 29, 2015

Party B: Gansu Xiaheqing Industrial Co., Ltd.

/s/Luqing Chen

 Luqing Chen

Date: December 29, 2015

Party C: Gansu YaSheng Agro-Industrial and Commerce (Group) Co., Ltd

/s/Zhiguo Ren

 Zhiguo Ren

Date: December 29, 2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO

THE ENTRUSTED MANAGEMENT PROTOCOL

Party A:	Gansu Asia-America Trade Co., Ltd. (also translated as Gansu Yasheng America Trade Co., Ltd.)

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Haiyun Zhuang

Party B:	Gansu Jinta Hengsheng Agricultural Development Co., Ltd.

Address:	Jinta Town, Jiuquan City, Gansu Province

Legal Representative:	Youping Chen

Party C:	Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Address:	No. 65, Jiefang Road, Jinta County, Gansu Province

Legal Representative:	Zhiguo Ren

1.           Based on the fact that:  (A) Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd.; (B) Party A and C have agreed to a single unified swap transaction whereby Party A shall assign, convey and transfer to Party C all its rights and obligations arising from and in connection with seven long-term management rights and that Party C shall, in exchange for the receipt of such management rights, assign, convey and transfer to Party A all its rights and obligations arising from and in connection with five agricultural lease management rights (the “Swap”); and (C) Party A and B entered into the Entrusted Management Protocol on 12/28/2010 (the “Management Agreement”) and the Management Agreement is one of the seven long-term management rights held by Party A that is to be assigned, conveyed and transferred to Party C as part of the Swap.  Now, as a component part of the Swap, Party A, B and C have agreed to alter the parties pertaining to the Management Agreement.  Details are as follows:

A.           Party A and B agree to terminate the Management Agreement.

B.           All parties agree to transfer Party A’s rights and obligations to Party C.

C.           Party B and C agree to sign a new Entrusted Management Protocol.

D.           Party B promises that the original rights and obligations will remain unchanged.

E.           Party C is entitled to Party A’ obligations in the Management Agreement.

F.           This Agreement is signed in six copies.  Each party shall keep two copies.

G.           This Agreement takes effect upon the signing or stamping by all parties and the receipt by Party A of all five replacement agricultural lease management rights that are included as part of the Swap .

The end of agreement main body followed by signature page

Part A: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

 Haiyun Zhuang

Date: December 29, 2015

Party B: Gansu Jinta Hengsheng Agricultural Development Co., Ltd.

/s/Youping Chen

 Youping Chen

Date: December 29, 2015

Party C: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd

/s/Zhiguo Ren

 Zhiguo Ren

Date: December 29, 2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO

THE ENTRUSTED MANAGEMENT PROTOCOL

Party A:	Gansu Asia-America Trade Co., Ltd. (also translated as Gansu Yasheng America Trade Co., Ltd.)

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Haiyun Zhuang

Party B:	Gansu Jinta Xingsheng Industrial Co., Ltd.

Address:	Jinta Town, Jiuquan City, Gansu Province

Legal Representative:	Hanchun Xu

Party C:	Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Address:	No. 65, Jiefang Road, Jinta County, Gansu Province

Legal Representative:	Zhiguo Ren

1.           Based on the fact that:  (A) Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd.; (B) Party A and C have agreed to a single unified swap transaction whereby Party A shall assign, convey and transfer to Party C all its rights and obligations arising from and in connection with seven long-term management rights and that Party C shall, in exchange for the receipt of such management rights, assign, convey and transfer to Party A all its rights and obligations arising from and in connection with five agricultural lease management rights (the “Swap”); and (C) Party A and B entered into the Entrusted Management Protocol on 12/28/2010 (the “Management Agreement”) and the Management Agreement is one of the seven long-term management rights held by Party A that is to be assigned, conveyed and transferred to Party C as part of the Swap.  Now, as a component part of the Swap, Party A, B and C have agreed to alter the parties pertaining to the Management Agreement.  Details are as follows:

A.           Party A and B agree to terminate the Management Agreement.

B.           All parties agree to transfer Party A’s rights and obligations to Party C.

C.           Party B and C agree to sign a new Entrusted Management Protocol.

D.           Party B promises that the original rights and obligations will remain unchanged.

E.           Party C is entitled to Party A’ obligations in the Management Agreement.

F.           This Agreement is signed in six copies.  Each party shall keep two copies.

G.           This Agreement takes effect upon the signing or stamping by all parties and the receipt by Party A of all five replacement agricultural lease management rights that are included as part of the Swap .

The end of agreement main body followed by signature page

Part A: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

 Haiyun Zhuang

Date: December 29, 2015

Party B: Gansu Jinta Xingsheng Industrial Co., Ltd.

/s/Hanchun Xu

 Hanchun Xu

Date: December 29, 2015

Party C: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd

/s/Zhiguo Ren

 Zhiguo Ren

Date: December 29, 2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO

THE ENTRUSTED MANAGEMENT PROTOCOL

Party A:	Gansu Asia-America Trade Co., Ltd. (also translated as Gansu Yasheng America Trade Co., Ltd.)

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Haiyun Zhuang

Party B:	Gansu Jinta Yongsheng Agricultural Development Company

Address:	Shengdian, Jinta County, Jinta City, Gansu Province

Legal Representative:	Yongcheng He

Party C:	Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Address:	No. 65, Jiefang Road, Jinta County, Gansu Province

Legal Representative:	Zhiguo Ren

1.           Based on the fact that:  (A) Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd.; (B) Party A and C have agreed to a single unified swap transaction whereby Party A shall assign, convey and transfer to Party C all its rights and obligations arising from and in connection with seven long-term management rights and that Party C shall, in exchange for the receipt of such management rights, assign, convey and transfer to Party A all its rights and obligations arising from and in connection with five agricultural lease management rights (the “Swap”); and (C) Party A and B entered into the Entrusted Management Protocol on 12/28/2010 (the “Management Agreement”) and the Management Agreement is one of the seven long-term management rights held by Party A that is to be assigned, conveyed and transferred to Party C as part of the Swap.  Now, as a component part of the Swap, Party A, B and C have agreed to alter the parties pertaining to the Management Agreement.  Details are as follows:

A.           Party A and B agree to terminate the Management Agreement.

B.           All parties agree to transfer Party A’s rights and obligations to Party C.

C.           Party B and C agree to sign a new Entrusted Management Protocol.

D.           Party B promises that the original rights and obligations will remain unchanged.

E.           Party C is entitled to Party A’ obligations in the Management Agreement.

F.           This Agreement is signed in six copies.  Each party shall keep two copies.

G.           This Agreement takes effect upon the signing or stamping by all parties and the receipt by Party A of all five replacement agricultural lease management rights that are included as part of the Swap.

The end of agreement main body followed by signature page

Part A: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

 Haiyun Zhuang

Date: December 29, 2015

Party B: Gansu Jinta Yongsheng Agricultural Development Company

/s/Yongcheng He

 Yongcheng He

Date: December 29, 2015

Party C: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd

/s/Zhiguo Ren

 Zhiguo Ren

Date: December 29, 2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO

THE ENTRUSTED MANAGEMENT PROTOCOL

Party A:	Gansu Asia-America Trade Co., Ltd. (also translated as Gansu Yasheng America Trade Co., Ltd.)

Address:	No. 105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province

Legal Representative:	Haiyun Zhuang

Party B:	Gansu Jinta Yuantai Commercial Trading Co., Ltd

Address:	Shengdian, Jinta County, Jinta City, Gansu Province

Legal Representative:	Jianping Guo

Party C:	Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

Address:	No.65, Jiefang Road, Jinta County, Gansu Province

Legal Representative:	Zhiguo Ren

1.           Based on the fact that:  (A) Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd.; (B) Party A and C have agreed to a single unified swap transaction whereby Party A shall assign, convey and transfer to Party C all its rights and obligations arising from and in connection with seven long-term management rights and that Party C shall, in exchange for the receipt of such management rights, assign, convey and transfer to Party A all its rights and obligations arising from and in connection with five agricultural lease management rights (the “Swap”); and (C) Party A and B entered into the Entrusted Management Protocol on 12/28/2010 (the “Management Agreement”) and the Management Agreement is one of the seven long-term management rights held by Party A that is to be assigned, conveyed and transferred to Party C as part of the Swap.  Now, as a component part of the Swap, Party A, B and C have agreed to alter the parties pertaining to the Management Agreement.  Details are as follows:

A.           Party A and B agree to terminate the Management Agreement.

B.           All parties agree to transfer Party A’s rights and obligations to Party C.

C.           Party B and C agree to sign a new Entrusted Management Protocol.

D.           Party B promises that the original rights and obligations will remain unchanged.

E.           Party C is entitled to Party A’ obligations in the Management Agreement.

F.           This Agreement is signed in six copies.  Each party shall keep two copies.

G.           This Agreement takes effect upon the signing or stamping by all parties and the receipt by Party A of all five replacement agricultural lease management rights that are included as part of the Swap .

The end of agreement main body followed by signature page

Part A: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

 Haiyun Zhuang

Date: December 29, 2015

Party B: Gansu Jinta Yuantai Commercial Trading Co., Ltd

/s/Jianping Guo

 Jianping Guo

Date: December 29, 2015

Party C: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd

/s/Zhiguo Ren

Zhiguo Ren

Date: December 29, 2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO THE AGREEMENT OF CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT FOR THE 9200 mu TANGERINE PLANTATION

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.
Address: Jiefang Rd, Jinta County, Gansu Province
Legal Representative: Zhiguo Ren

Party B: The Linhai City Tengfei Fruit & Vegetable Professional Cooperative
Address: Chengwai Village Tao Zhu County Linhai City
Legal Representative: Xiongwei Huang

Party C: Gansu Asia-America Trade Co., Ltd
Address: No.105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province
Legal Representative: Haiyun Zhuang

Based on the fact that: Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd, and Party A and B entered into the Agreement of Circulation of Land Contracted Management Right over the Linhai City Tengfei Fruit & Vegetable Professional Cooperative Tangerine Plantation on 12/21/2009. Now, Party A, B and C have agreed to alter the parties pertaining to the agreement. Details are as follows:

1.     Party A and B agree to terminate the Agreement of Circulation of Land Contracted Management Right over the Linhai City Tengfei Fruit & Vegetable Professional Cooperative Tangerine Plantation signed into effect on 12/21/2009.

2.     All parties agree to alter the subcontractor in the agreement and transfer Party A’s rights and obligations to Party C: Gansu Asia-America Trade Co., Ltd.

3.     Party B and C agree to sign a new Agreement of Circulation of Land Contracted Management Right over the Linhai City Tengfei Fruit & Vegetable Professional Cooperative Tangerine Plantation.

4.     Party B promises that the original rights and obligations will remain unchanged.

5.     Party C is entitled to Party A’s obligations in the agreement.  The balance from the transaction of the circulation of land contracted management right has been paid in full amount as of the signing of this agreement.

6.     This Agreement is signed in six copies. Each party shall keep two copies. This Agreement takes effect from the day of signing or stamping by all parties.

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

/s/Zhiguo Ren

Zhiguo Ren

Date: 09/22/2015

Party B: The Linhai City Tengfei Fruit & Vegetable Professional Cooperative

/s/Xiongwei Huang

Xiongwei Huang

Date: 09/22/2015

Party C: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO THE AGREEMENT OF CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT FOR 16000 THE TANGERINE PLANTATION

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.
Address: Jiefang Rd, Jinta County, Gansu Province
Legal Representative: Zhiguo Ren

PartyB: The Linhai City Sitian Fruit & Vegetable Professional Cooperative
Address: Chengwai Village Tao Zhu County Linhai City
Legal Representative: Yuanqiu Huang

Party C: Gansu Asia-America Trade Co., Ltd
Address: No.105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province
Legal Representative: Haiyun Zhuang

Based on the fact that: Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd, and Party A and B entered into the Agreement of Circulation of Rural Land Contracted Management Right on 12/26/2009. Now, Party A, B and C have agreed to alter the parties pertaining to the agreement. Details are as follows:

1.           Party A and  B agree to terminate the Agreement of Circulation of Rural Land Contracted Management Right signed into effect on 12/26/2009.

2.           All parties agree to alter the subcontractor in the agreement and transfer Party A’s rights and obligations to Party C: Gansu Asia-America Trade Co., Ltd.

3.           Party B and C agree to sign a new Agreement of Circulation of Rural Land Contracted Management Right.

4.           Party B promises that the original rights and obligations will remain unchanged.

5.           Party C is entitled to Party A’s obligations in the agreement. The balance from the transaction of the circulation of land contracted management right has been paid in full amount as of the signing of this agreement.

6.           This Agreement is signed in six copies. Each party shall keep two copies. This Agreement takes effect from the day of signing or stamping by all parties.

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

/s/Zhiguo Ren

Zhiguo Ren

Date: 09/22/2015

Party B: The Linhai City Sitian Fruit & Vegetable Professional Cooperative

/s/Yuanqiu Huang

Yuanqiu Huang

Date: 09/22/2015

Party C: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO THE AGREEMENT OF CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT FOR 24,000 BROCCOLI PLANTATION

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.
Address: Jiefang Rd, Jinta County, Gansu Province
Legal Representative: Zhiguo Ren

PartyB: The Linhai City Sitian Fruit & Vegetable Professional Cooperative
Address: Chengwai Village Tao Zhu County Linhai City
Legal Representative: Yuanqiu Huang

Party C: Gansu Asia-America Trade Co., Ltd
Address: No.105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province
Legal Representative: Haiyun Zhuang

Based on the fact that: Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd, and Party A and B entered into the Agreement of Circulation of Rural Land Contracted Management Right on 12/29/2009. Now, Party A, B and C have agreed to alter the parties pertaining to the agreement. Details are as follows:

1.           Party A and B agree to terminate the Agreement of Circulation of Rural Land Contracted Management Right signed into effect on 12/29/2009.

2.           All parties agree to alter the subcontractor in the agreement and transfer Party A’s rights and obligations to Party C: Gansu Asia-America Trade Co., Ltd.

3.           Party B and C agree to sign a new Agreement of Circulation of Rural Land Contracted Management Right.

4.           Party B promises that the original rights and obligations will remain unchanged.

5.           Party C is entitled to Party A’s obligations in the agreement. The balance from the transaction of the circulation of land contracted management right has been paid in full amount as of the signing of this agreement.

6.           This Agreement is signed in six copies. Each party shall keep two copies. This Agreement takes effect from the day of signing or stamping by all parties.

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

/s/Zhiguo Ren

Zhiguo Ren

Date: 09/22/2015

Party B:  The Linhai City Sitian Fruit & Vegetable Professional Cooperative

/s/Yuanqiu Huang

Yuanqiu Huang

Date: 09/22/2015

Party C: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO THE AGREEMENT OF CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT FOR THE 18,000 mu BAMBOO FARMING

Party A: Gansu YaSheng Agro-Industrial and Commerce (Group) Co., Ltd.
Address: Jiefang Rd, Jinta County, Gansu Province
Legal Representative:  Zhiguo Ren

Party B: The Taizhou City Huang Yan Hou Ao Asparagus & Bamboo Professional Cooperative
Address: Hou Ao Village Huang Yan District Taizhou City
Legal Representative: Zhaoshou Huang

Party C:  Gansu Asia-America Trade  Co.,  Ltd
Address: No.105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province
Legal Representative: Haiyun Zhuang

Based on the fact that: Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd, and Party A and B entered into the Agreement of Circulation of Rural Land Contracted Management Right on 12/23/2009. Now, Party A, B  and C  have agreed to alter the parties pertaining to the agreement. Details are as follows:

1.           Party A and B agree to terminate the Agreement of Circulation of Rural Land Contracted Management Right signed into effect on 12/23/2009.

2.           All parties agree to alter the subcontractor in the agreement and  transfer Party A’s rights and obligations to Party C: Gansu Asia-America Trade Co., Ltd.

3.           Party B and C agree to sign a new Agreement of Circulation of Rural Land Contracted Management Right.

4.           Party B promises that the original rights and obligations will remain unchanged.

5.           Party C is entitled to Party A’s obligations in the agreement. The balance from the transaction of the circulation of land contracted management right has been paid in full amount as of the signing of this agreement.

6.           This Agreement is signed in six copies. Each party shall keep two copies. This Agreement takes effect from the day of signing or stamping by all parties.

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

/s/Zhiguo Ren

Zhiguo Ren

Date: 09/22/2015

Party B: The Taizhou City Huang Yan Hou Ao Asparagus & Bamboo Professional Cooperative

/s/Zhaoshou Huang

Zhaoshou Huang

Date: 09/22/2015

Party C: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015

AGREEMENT FOR THE ALTERATION OF PARTIES PERTAINING TO THE AGREEMENT OF CIRCULATION OF LAND CONTRACTED MANAGEMENT RIGHT FOR 9057 mu PLUM FARMING

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd
Address: Jiefang Rd, Jinta County, Gansu Province
Legal Representative: Zhiguo Ren

Party B: The Xianju County Xiajing Golden Plum Farming & Breeding Professional Cooperative of Zhejiang Province
Address: Wangzhaoling Village, Guangdu Township, Xianju County
Legal Representative: Liufu Zhang

Party C: Gansu Asia-America Trade Co., Ltd.
Address: No.105 Qin An Rd, Chengguan District, Lanzhou City, Gansu Province
Legal Representative: Haiyun Zhuang

1.     Based on the fact that: Party A and C are companies under Gansu YaSheng Salt Chemical Industrial Group Co., Ltd, and Party A and B entered into the Agreement of Circulation of Rural Land Contracted Management Right on 12/19/2009. Now, Party A, B and C have agreed to alter the parties pertaining to the agreement. Details are as follows:

A.     Party A and B agree to terminate the Agreement of Circulation of Rural Land Contracted Management Right signed into effect on 12/19/2009.

B.     All parties agree to alter the subcontractor in the agreement and transfer Party A’s rights and obligations to Party C: Gansu Asia-America Trade Co., Ltd.

C.     Party B and C agree to sign a new Agreement of Circulation of Rural Land Contracted Management Right.

D.     Party B promises that the original rights and obligations will remain unchanged.

E.     Party C is entitled to Party A’s obligations in the agreement. The balance from the transaction of the circulation of land contracted management right has been paid in full amount as of the signing of this agreement.

F.     This Agreement is signed in six copies. Each party shall keep two copies. This Agreement takes effect from the day of signing or stamping by all parties.

Party A: Gansu YaSheng Agro-Industrial and Commerce Group Co., Ltd.

/s/Zhiguo Ren

Zhiguo Ren

Date: 09/22/2015

Party B: The Xianju County Xiajing Golden Plum Farming & Breeding Professional Cooperative of Zhejiang Province

/s/Liufu Zhang

Liufu Zhang

Date: 09/22/2015

Party C: Gansu Asia-America Trade Co., Ltd

/s/Haiyun Zhuang

Haiyun Zhuang

Date: 09/22/2015